Taxes	12 Months Ended
Dec. 31, 2025
Income Tax Disclosure [Abstract]
Taxes

17. Taxes

(Loss) income from continuing operations before taxes is comprised of the following components for the years ended December 31, 2025 and 2024 (in thousands):

	Year Ended December 31,
	2025	2024
Domestic	$(1,839)	$36
Foreign	(1,152)	(12,030)
Loss from continuing operations before taxes	$(2,991)	$(11,994)

The benefit (provision) for income taxes from continuing operations consists of the following (in thousands):

	Year Ended December 31,
	2025	2024
Current – domestic	$—	$(21)
Current – foreign	(7)	803
Current – total	(7)	782
Deferred – domestic	—	—
Income tax benefit	$(7)	$782

The Company has incurred a taxable loss in each of the operating periods since incorporation. The income tax credits of $0 million and $0.8 million for the years ended December 31, 2025 and 2024, respectively, represent UK research and development (“R&D”) tax credits for expenditures in the United Kingdom.

A reconciliation of the (benefit) provision for income taxes from continuing operations with the amount computed by applying the statutory federal tax rate to loss from continuing operations before income taxes is as follows (in thousands):

Year Ended December 31,
2025
U.S. Federal Statutory Tax Rate	$(609)
State and local income taxes, net of federal income tax effect	(483)
Foreign Tax Effects
UK
Statutory Tax Rate Difference	8,940
Change in Valuation Allowance	(55,877)
Non-deductible expenses	47,251
Malaysia
Statutory Tax Rate Difference	(35)
US
Change in Valuation Allowance	1,921
Non-deductible expenses	(1,039)
Other adjustments	(62)
$7

Year Ended December 31,
2024
Loss from continuing operations before taxes	$(11,994)
Income tax expense computed at statutory federal tax rate	(2,527)
Disallowed expenses and non-taxable income	35
Loss surrendered to generate R&D credit	—
Additional research and development tax relief	-
Stock Compensation	30
Change in valuation allowance	2,798
Foreign items, including change in tax rates, and other	(1,158)
Change in Tax Rate	-
Section 382 Limitation	—
Other items	40
$(782)

Significant components of the Company’s deferred tax assets are shown below (in thousands):

	Year Ended December 31,
	2025	2024
Net operating loss and tax credit carryforwards	$3,203	$59,417
Depreciation, amortization and impairment of property and equipment	—	39
Stock options	907	250
Research and development credits	—	—
Right of use asset	(3)	(1)
Lease liability	3	1
Other	—	114
Total deferred tax assets	4,110	59,820
Valuation allowance for deferred tax assets	(4,110)	(59,820)
Net deferred tax assets	$—	$—

A valuation allowance has been established, as realization of such assets is uncertain. The Company’s management evaluated the positive and negative evidence bearing upon the realizability of its deferred assets, and has determined that, at present, the Company may not be able to recognize the benefits of the deferred tax assets under the more likely than not criteria. Accordingly, a valuation allowance of approximately $4.1 million has been established at December 31, 2025. The valuation allowance has increased by approximately $55.7 million in 2025.

As specified in the Tax Reform Act of 1986, due to ownership changes, the Company’s ability to utilize its net operating loss (“NOL”) carryforwards may be limited. Utilization of the NOLs may be subject to a substantial annual limitation under Section 382 of the Internal Revenue Code of 1986 due to ownership change limitations that have occurred previously or that could occur in the future. These ownership changes may limit the amount of NOL and R&D credit carryforwards that can be utilized annually to offset future taxable income and tax, respectively. The Company completed a Section 382 study and has concluded that an ownership change occurred on March 4, 2015 and July 21, 2017. As a result of the ownership changes, the NOLs are limited.

As of December 31, 2025 and 2024, the Company has federal NOLs of $8.0 million and $3.5 million, respectively. The federal NOLs have an indefinite life. As of December 31, 2025 and 2024, the Company has state NOLs of $21.4 million and $16.8 million, respectively, which will begin to expire in 2028. As of December 31, 2025 and 2024, the Company had foreign NOLs of $0 million and $230.0 million, respectively. Following the liquidation and subsequent deconsolidation of the Company’s former UK subsidiary, the Company no longer has any foreign NOLs.

Management has evaluated all significant tax positions at December 31, 2025 and 2024 and concluded that there are no material uncertain tax positions. The Company would recognize both interest and penalties related to unrecognized benefits in income tax expense. The Company has not recorded any interest and penalties on any unrecognized tax benefits since its inception.

Tax years 2022 - 2024 remain open to examination by major taxing jurisdictions to which the Company is subject, which are primarily in the United States, as carryforward attributes generated in years past may still be adjusted upon examination by the Internal Revenue Service (“IRS”) or state tax authorities. The Company is currently not under examination by the IRS or any other jurisdictions for any tax years.

We have not provided a deferred tax liability on the cumulative amount of unremitted foreign earnings of international subsidiaries because it is our intent to permanently reinvest such earnings outside of the United States.

The Company has an aggregate deficit in foreign earnings and therefore has not provided any deferred tax liability on its outside book-tax basis difference in its foreign subsidiaries and because it is also our intent to permanently reinvest any earnings outside of the United States. We would recognize this deferred tax liability if we were to experience a change in circumstances producing a change in that intention. As a result of the repeal of Section 902 foreign tax credit under the Tax Act, future distributions would not be offset by a foreign tax credit.

Effective for tax years beginning after December 31, 2021, taxpayers are required to capitalize any expenses incurred that are considered incidental to research and experimentation (R&E) activities under IRC Section 174. While taxpayers historically had the option of deducting these expenses under IRC Section 174, the December 2017 Tax Cuts and Jobs Act mandates capitalization and amortization of R&E expenses for tax years tax years beginning after December 31, 2021. Expenses incurred in connection with R&E activities in the US must be amortized over a 5-year period if incurred, and R&E expenses incurred outside the US must be amortized over a 15-year period. R&E activities are broader in scope than qualified research activities that are considered under IRC Section 41 (relating to the research tax credit). For the year ended December 31, 2025, the Company performed an analysis based on available guidance and determined that the company does not have any R&E expenses in the US. The company will continue to monitor this issue for future developments, but it does not expect R&E capitalization and amortization to require it to pay cash taxes now or in the near future.